SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2003

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

NEVADA	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

                    The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003:

On May 13, 2003, the Registrant issued a press release reporting its financial results for the fiscal quarter and year ended March 28, 2003. The press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: May 13, 2003	By /s/ Hayward D. Fisk
Hayward D. Fisk
Vice President, General Counsel
and Secretary

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EXHIBIT INDEX

Exhibit

99.1 Press Release of the Registrant dated May 13, 2003.

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